EXHIBIT 21.1

SUBSIDIARIES OF UMB FINANCIAL CORPORATION

December 31, 2016

Name of Entity Organization	Incorporation or Jurisdiction of

A. Registrant and Parent Company
UMB Financial Corporation	Missouri

B. Subsidiaries of Registrant

1. UMB Bank, n.a. UMB Financial Corporation owns 100%	United States

a. UMB Bank & Trust, n.a. UMB Bank, n.a. owns 100%	Missouri

b. UMB Capital Corporation UMB Bank, n.a. owns 100%	Missouri

c. UMB Banc Leasing Corporation UMB Bank, n.a. owns 100%	Missouri

d. UMB Trust Company of South Dakota UMB Bank, n.a. owns 100%	South Dakota

e. UMB Insurance, Inc. UMB Bank, n.a. owns 100%	Missouri

f. Kansas City Realty Company UMB Bank, n.a. owns 100%	Kansas

1) UMB Realty Company, LLC Kansas City Realty Company owns 100%	Delaware

2) Kansas City Financial Corporation Kansas City Realty Company owns 100%	Kansas

g. UMB Colorado Property, LLC UMB Bank, n.a. owns 100%	Colorado

h. Conifer Properties, LLC UMB Bank, n.a. owns 100%	Missouri

i. Marquette Business Credit, LLC* UMB Bank, n.a. owns 100%	Delaware

1) Marquette Business Credit SPE I, LLC	Minnesota
Marquette Business Credit, LLC owns 100%

*Also does business under the names of: (A) Park Cities Auditing and (B) Park Cities Verifications

j. Marquette Transportation Finance, LLC*	Missouri
UMB Bank, n.a. owns 100%

*Also does business under the name of Marquette Commercial Finance	Delaware

k. Meridian AZ Properties, LLC UMB Bank, n.a. owns 100%	Delaware

l. 9700, LLC UMB Bank, n.a. owns 100%	Virginia

m. SB&T Assets, LLC UMB Bank, n.a. owns 100%	Delaware

Name of Entity Organization	Incorporation or Jurisdiction of

2. United Missouri Insurance Company	Arizona
UMB Financial Corporation owns 100%

3. Scout Investments, Inc.	Missouri
UMB Financial Corporation owns 100%

4. UMBCDC, Inc.	Missouri
UMB Financial Corporation owns 100%

5. Scout Distributors, LLC	Missouri
UMB Financial Corporation owns 100%

6. UMB Fund Services, Inc.	Wisconsin
UMB Financial Corporation owns 100%

a. UMB Distribution Services, LLC UMB Fund Services, Inc. owns 100%	Wisconsin

7. UMB Financial Services, Inc.	Missouri
UMB Financial Corporation owns 100%

8. Marquette Asset Management, LLC	Delaware
UMB Financial Corporation owns 100%

9. Prairie Capital Management, LLC	Missouri
UMB Financial Corporation owns 100%

10. UMB Management Equity Holdings, Inc. UMB Financial Corporation owns 100%	Missouri

a. UMB Management Equity PE I, LP	Missouri
UMB Management Equity Holdings, Inc. owns 0.5%

b. UMB Management Equity PE II, LP UMB Management Equity Holdings, Inc. owns 0.5%	Missouri

c. UMB Management Equity HF, LP UMB Management Equity Holdings, Inc. owns 0.5%	Missouri

11. UMB Merchant Banc, LLC UMB Financial Corporation owns 100%	Missouri

a. UMB Management Equity PE I, LP UMB Merchant Banc, LLC owns 99.5%	Missouri

1) PCM Capital – Private Equity III, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Private Equity III, L.P. PCM Capital – Private Equity III, LLC is general partner	Delaware

2) PCM Capital – Credit Opportunities, LLC UMB Management Equity PE I, LP owns 100%	Delaware

a) Flint Hills Credit Opportunities, L.P. PCM Capital – Credit Opportunities, LLC is general partner	Delaware

3) PCM Capital – Woodford Co-Invest, LLC UMB Management Equity PE I, LP owns 100%	Delaware

a) Flint Hills Woodford Co-Invest, L.P. PCM Capital – Woodford Co-Invest, LLC is general partner	Delaware

Name of Entity Organization	Incorporation or Jurisdiction of

4) PCM Capital – Private Equity IV, LLC UMB Management Equity PE I, LP owns 100%	Delaware

a) Flint Hills Private Equity IV, L.P. PCM Capital – Private Equity IV, LLC is general partner	Delaware

5) PCM Capital – Permian Co-Invest, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Permian Co-Invest, L.P. PCM Capital – Permian Co-Invest, LLC is general partner	Delaware

6) PCM Capital – CEC Opportunity II, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills CEC Opportunity II, L.P.	Delaware
PCM Capital – CEC Opportunity II, LLC is general partner

7) PCM Capital – Credit Opportunities II, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Credit Opportunities II, L.P. PCM Capital – Credit Opportunities II, LLC is general partner	Delaware

8) PCM Capital – Kissner Co-Invest, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Kissner Co-Invest L.P. PCM Capital – Kissner Co-Invest, LLC is general partner	Delaware

9) PCM Capital – BH New Opportunity Co-Invest Fund, LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills BH New Opportunity Co-Invest Fund L.P. PCM Capital – BH New Opportunity Co-Invest	Delaware
Fund, LLC is general partner

10) PCM Capital – Traverse Midstream Co-Invest LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Traverse Midstream Co-Invest L.P. PCM Capital – Traverse Midstream Co-Invest	Delaware
Fund LLC is general partner

11) PCM Capital – EMG Opportunity II, LLC	Delaware
UMB Manageament Equity PE I, LP owns 100%

a) Flint Hills EMG Opportunity II, L.P. PCM Capital – EMG Opportunity II, LLC is general partner	Delaware

12) PCM Capital – Venture Opportunities LLC	Delaware
UMB Management Equity PE I, LP owns 100%

a) Flint Hills Venture Opportunities L.P. PCM Capital – Venture Opportunities LLC is general partner	Delaware

Name of Entity Organization	Incorporation or Jurisdiction of

13) PCM Capital – SVB Venture, L.P.	Delaware

a) Flint Hills SVB Venture, L.P.
PCM Capital – SVB Venture LLC
is general partner

b. UMB Management Equity PE II, LP	Missouri
UMB Merchant Banc, LLC owns 99.5%

1) PCM Capital – Plains Co-Invest, LLC UMB Management Equity PE II, LP owns 100%	Delaware

a) Flint Hills Plains Co-Invest, L.P.	Delaware
PCM Capital – Plains Co-Invest, LLC is general partner

2) PCM Capital – UTICA Co-Invest, LLC UMB Management Equity PE II, LP owns 100%	Delaware

a) Flint Hills UTICA Co-Invest, L.P.	Delaware
PCM Capital – UTICA Co-Invest, LLC is general partner

3) PCM Capital – AEP Co-Invest, LLC UMB Management Equity PE II, LP owns 100%	Delaware

a) Flint Hills AEP Co-Invest, L.P.	Delaware
PCM Capital – AEP Co-Invest, LLC is general partner

4) PCM Capital – EMG Opportunity, LLC	Delaware
UMB Management Equity PE II, LP owns 100%

a) Flint Hills EMG Opportunity, L.P. PCM Capital – EMG Opportunity, LLC is general partner	Delaware

5) PCM Capital – Founders, LLC UMB Management Equity PE II, LP owns 100%	Delaware

a) Flint Hills Founders, L.P.	Delaware
PCM Capital – Founders, LLC is general partner

c. UMB Management Equity HF, LP UMB Merchant Banc, LLC owns 99.5%	Missouri

1) PCM Capital – Concentrated Global L/S Equity,LLC UMB Management Equity HF, LP owns 100%	Delaware

a) Flint Hills Concentrated Global L/S Equity, L.P.	Delaware
PCM Capital – Concentrated Global L/S Equity, LLC is general partner

2) PCM Capital – Diversified Strategies, LLC	Delaware
UMB Management Equity HF, LP owns 100%

a) Flint Hills Diversified Strategies, L.P.	Delaware
PCM Capital – Diversified Strategies, LLC is general partner

3) PCM Capital – Long/Short Equity, LLC UMB Management Equity HF, LP owns 100%	Delaware

a) Flint Hills Long/Short Equity, L.P.	Delaware
PCM Capital – Longshort Equity, LLC is general partner

Name of Entity Organization	Incorporation or Jurisdiction of

4) PCM Capital – Activist Strategies, LLC UMB Management Equity HF, LP owns 100%	Delaware

a) Flint Hills Activist Strategies, L.P. PCM Capital – Activist Strategies, LLC is general partner	Delaware

d. PCM Capital – Managed Equity Fund I, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) Flint Hills Managed Equity Fund I L.P.	Delaware
PCM Capital – Managed Equity Fund I, LLC is general partner

e. PCM Capital – Private Equity Co-Investment I, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) Flint Hills Private Equity Co-Investment I, L.P. PCM Capital – Private Equity Co-Investment I, LLC is general partner	Delaware

f. PCM Capital – Private Equity, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) Flint Hills Private Equity, L.P.	Delaware
PCM Capital – Private Equity, LLC is general partner

g. PCM Capital – Private Equity II, LLC UMB Merchant Banc, LLC owns 100%

1) Flint Hills Private Equity II, L.P. PCM Capital – Private Equity II, LLC is general partner	Delaware

h. PCM Capital – Select Managers Fund, LLC UMB Merchant Banc, LLC owns 100%	Delaware

1) Flint Hills Select Managers Fund, L.P.	Delaware
PCM Capital – Select Managers Fund, LLC is general partner

i. PCM Capital – Spartan Co-Invest, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills Spartan Co-Invest, L.P.	Delaware
PCM Capital – Spartan Co-Invest, LLC is general partner

j. PCM Capital – Strategic Small Mid Cap, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills Strategic Small Mid Cap, L.P.	Delaware
PCM Capital – Strategic Small Mid Cap, LLC is general partner

k. PCM Capital – Tech Investments, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills Tech Investments, L.P.	Delaware
PCM Capital – Tech Investments, LLC is general partner

Name of Entity Organization	Incorporation or Jurisdiction of

l. PCM Capital – SQ Opportunity, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills SQ Opportunity, L.P.	Delaware
PCM Capital – SQ Opportunity, LLC is general partner

m. PCM Capital – CEC Opportunity, LLC	Delaware
UMB Merchant Banc, LLC owns 100%

1) Flint Hills CEC Opportunity, L.P.	Delaware
PCM Capital – CEC Opportunity, LLC is general partner